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                                                                      EXHIBIT 21

                            LIST OF SUBSIDIARIES OF

                                   HSN, INC.

                             A DELAWARE CORPORATION
                              AS OF MARCH 10, 1997

                                                                PLACE OF
                         SUBSIDIARY                           INCORPORATION
                         ----------                           -------------
Home Shopping Network, Inc..................................    Delaware
  d/b/a The Home Shopping Network
         Home Shopping Network
Home Shopping Club, Inc.....................................    Delaware
  d/b/a Home Shopping Club
         Telemation
         Spree
         Home Shopping Spree
         HSN Spree
         HSC Spree
         Home Shopping Network
Home Shopping Network GmbH..................................     Germany
Home Shopping Network Outlets, Inc..........................    Delaware
  d/b/a HSC Outlet
         Home Shopping Network Outlet
         HSN Liquidation Center
         HSN Wholesale Liquidation
HSN Capital Corporation.....................................     Nevada
HSN Corporation of Nevada, Inc..............................     Nevada
HSN Credit Corporation......................................    Delaware
HSN Direct, Inc.............................................    Delaware
  d/b/a Innovations in Living
         HSN Direct Joint Venture
         Home Shopping Showcase
HSN Fulfillment, Inc........................................    Delaware
HSN Lifeway Health Products, Inc............................    Delaware
HSN Mail Order, Inc.........................................    Delaware
  d/b/a HSC By Mail
         HSN By Mail
         Home Shopping By Mail
         Designer Direct
         Home Shopping Values
         Private Showing -- Jewelry Values by Mail
         HSN Media Merchandise
HSN Realty, Inc.............................................    Delaware
  d/b/a HSN Realty of Delaware, Inc.
HSN Transportation, Inc.....................................    Delaware
HSN Travel, Inc.............................................    Delaware
Internet Shopping Network, Inc..............................   California
MarkeTech Services, Inc.....................................    Delaware
National Call Center, Inc...................................    Delaware
Vela Research, Inc..........................................    Delaware

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
                                                                PLACE OF
                         SUBSIDIARY                           INCORPORATION
                         ----------                           -------------
World Rez, Inc..............................................    Delaware
                           ---------------------
North Central LTPV, Inc.....................................    Delaware
Northeast LTPV, Inc.........................................    Delaware
Silver King Broadcasting of Dallas, Inc.....................    Delaware
Silver King Broadcasting of Hollywood, Florida, Inc.........    Delaware
Silver King Broadcasting of Houston, Inc....................    Delaware
Silver King Broadcasting of Illinois, Inc...................    Delaware
Silver King Broadcasting of Maryland, Inc...................    Delaware
Silver King Broadcasting of Massachusetts, Inc..............    Delaware
Silver King Broadcasting of New Jersey, Inc.................    Delaware
Silver King Broadcasting of Northern California, Inc........    Delaware
Silver King Broadcasting of Ohio, Inc.......................    Delaware
Silver King Broadcasting of Southern California, Inc........    Delaware
Silver King Broadcasting of Tampa, Inc......................    Delaware
Silver King Broadcasting of Vineland, Inc...................    Delaware
Silver King Broadcasting of Virginia, Inc...................    Delaware
Silver King Broadcasting -- LPTV, Inc.......................    Delaware
Silver King Capital Corporation, Inc........................    Delaware
Silver King Investment Holdings, Inc........................    Delaware
South Central LPTV, Inc.....................................    Delaware
Southeast LPTV, Inc.........................................    Delaware
SKC Holdings, Inc...........................................    Delaware
SKC Investments, Inc........................................    Delaware
SKTV, Inc...................................................    Delaware
Telemation, Inc.............................................    Delaware
UHF Investments, Inc........................................    Delaware
West LPTV, Inc..............................................    Delaware
                           ---------------------
Savoy Pictures Entertainment, Inc...........................    Delaware
Savoy Pictures, Inc.........................................    Delaware
Savoy Pictures, Inc.........................................  Massachusetts
Savoy Pictures Print Services, Inc..........................    Delaware
Bayou Productions, Inc......................................    Delaware
Bison Pictures, Inc.........................................    Delaware
Buffalo Development Corporation.............................    Delaware
Getting Away Productions, Inc...............................     Ontario
Getting Away With Murder Productions, Inc...................   California
Getting Away With Murder Productions, Inc...................    Delaware
J&H Productions, Inc........................................     Quebec
Jekyll Productions, Inc.....................................    Delaware
Laramie Productions, Inc....................................    Delaware
Mariette Productions, Inc...................................    Delaware
Mariette Productions Canada, Inc............................     Ontario
Simple Plan Productions, Inc................................    Delaware
The Stupids Family Productions, Inc.........................    Delaware
                                                                 British
The Stupids Productions (Canada), Inc.......................    Columbia
Thin Line Productions, Inc..................................    Delaware
Without Remorse Productions, Inc............................    Delaware
Zeus Productions, Inc.......................................    Delaware

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
                                                                PLACE OF
                         SUBSIDIARY                           INCORPORATION
                         ----------                           -------------
Savoy Television Holdings, Inc..............................    Delaware
Savoy Pictures Television, Inc..............................    Delaware
Savoy Pictures Television Productions, Inc..................    Delaware
Savoy Pictures Television Development, Inc..................    Delaware
Inflammable Productions, Inc................................    Delaware
Savoy Pictures Television Programming, Inc..................    Delaware
Savoy Stations, Inc.........................................    Delaware
SF Honolulu License Subsidiary, Inc.........................    Delaware
SF Multistations, Inc.......................................    Delaware
SF Broadcasting of New Orleans, Inc.........................    Delaware
SF New Orleans License Subsidiary, Inc......................    Delaware
SF Broadcasting of Mobile, Inc..............................    Delaware
SF Mobile License Subsidiary, Inc...........................    Delaware
SF Broadcasting of Honolulu, Inc............................    Delaware
SF Broadcasting of Wisconsin, Inc...........................    Delaware
SF Broadcasting of Green Bay, Inc...........................    Delaware
SF Green Bay License Subsidiary, Inc........................    Delaware

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